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                                                                  EXHIBIT 99.1

CERTIFICATION  PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Fiscal Year End Report of TeamStaff, Inc (the Company) on Form 10-K for the period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, Donald W. Kappauf, Chief Executive Officer of the Company, and Gerard A. Romano, Controller of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: _______, 200_

________________________                          _______________________
Chief Executive Officer                           Corporate Controller

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